POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David W. Burke                 June 15, 1998
------------------------
David W. Burke

/s/ Joseph S. DiMartino            June 15, 1998
------------------------
Joseph S. DiMartino

/s/ Diane Dunst                    June 15, 1998
------------------------
Diane Dunst

/s/ Rosalind Jacobs                June 15, 1998
------------------------
Rosalind Jacobs

/s/ Jay I. Meltzer                 June 15, 1998
------------------------
Jay I. Meltzer

/s/ Daniel Rose                    June 15, 1998
------------------------
Daniel Rose

/s/ Warren B. Rudman               June 15, 1998
------------------------
Warren B. Rudman

/s/ Sander Vanocur                 June 15, 1998
------------------------
Sander Vanocur




                               APPENDIX A

                Dreyfus BASIC Money Market Fund, Inc
                Dreyfus BASIC U.S. Government Money Market Fund Dreyfus California Intermediate Municipal Bond Fund Dreyfus Connecticut Intermediate Municipal Bond Fund Dreyfus Massachusetts Intermediate Municipal Bond Fund Dreyfus New Jersey Intermediate Municipal Bond Fund Dreyfus Pennsylvania Intermediate Municipal Bond Fund Dreyfus Premier Value Equity Funds
                Dreyfus Strategic Governments Income, Inc.
                Dreyfus Income Funds

                             POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margartet W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marie E. Connolly         June 15, 1998
------------------------
Marie E. Connolly




                      APPENDIX A

         Dreyfus BASIC Money Market Fund, Inc
         Dreyfus BASIC U.S. Government Money Market Fund Dreyfus California Intermediate Municipal Bond Fund Dreyfus Connecticut Intermediate Municipal Bond Fund Dreyfus Massachusetts Intermediate Municipal Bond Fund Dreyfus New Jersey Intermediate Municipal Bond Fund Dreyfus Pennsylvania Intermediate Municipal Bond Fund Dreyfus Premier Value Equity Funds
         Dreyfus Strategic Governments Income, Inc.
         Dreyfus Income Funds